UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2008
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 514-1800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1: PURCHASE AGREEMENT
EX-4.1: INDENTURE
EX-10.1: CONFIRMATION OF OTC CONVERTIBLE NOTE HEDGE TRANSACTION
EX-10.2: CONFIRMATION OF OTC CONVERTIBLE NOTE HEDGE TRANSACTION
EX-10.3: CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.4: CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.5: AMENDMENT TO CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.6: AMENDMENT TO CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.7: AMENDMENT TO CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.8: AMENDMENT TO ADDITIIONAL CONFIRMATION OF OTC WARRANT TRANSACTION
EX-10.9: CALCULATION AGENT AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     Purchase Agreement
     On September 9, 2008, Mylan Inc., a Pennsylvania corporation (the “Company”), entered into a Purchase Agreement (the “Cash Convertible Notes Purchase Agreement”) with Merrill Lynch & Co. and Goldman, Sachs & Co., as representatives of the several initial purchasers named therein, relating to the sale by the Company of up to $575 million aggregate principal amount of the Company’s 3.75% Cash Convertible Notes due 2015 (the “Notes”). A copy of the Cash Convertible Notes Purchase Agreement is attached hereto as Exhibit 1.1.
     The Notes were sold through the initial purchasers to qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in transactions exempt from, or not subject to, the registration requirements of the Securities Act.
     Indenture
     The Notes are governed by the terms of an indenture dated as of September 15, 2008 (the “Indenture”), among the Company, the subsidiaries of the Company named therein acting as guarantors and The Bank of New York Mellon, as trustee. A copy of the Indenture is attached hereto as Exhibit 4.1. The Indenture includes a form of Note. The Notes are guaranteed by each of the Company’s domestic subsidiaries that currently guarantees the Company’s senior secured credit facilities.
     The Notes have an aggregate principal amount of $575 million and bear interest at a rate of 3.75% per year, accruing from September 15, 2008. The notes are convertible under certain circumstances into cash. The notes are not convertible into shares of Mylan common stock or any other securities. Interest is payable semiannually in arrears on March 15 and September 15 of each year, beginning March 15, 2009. The Notes will mature on September 15, 2015, subject to earlier repurchase or cash conversion. The Notes have an initial conversion reference rate of 75.0751 shares of common stock per $1,000 principal amount (equivalent to an initial conversion reference price of approximately $13.32 per share), subject to adjustment. Upon the occurrence of certain fundamental changes (such as changes of control of the Company or the cessation of trading of the Company’s common stock), the holders of the Notes have the option to require the Company to repurchase the Notes. Additionally, the Company’s obligation to repay the Notes can be accelerated following the occurrence of certain events of default under the Indenture.
     Cash Convertible Note Hedge and Warrant Transactions

     On September 9, 2008, concurrently with the sale of the Notes, the Company entered into cash convertible note hedge transactions, comprised of purchased cash-settled call options (the “Confirmation of OTC Convertible Note Hedge Transaction”) and warrant transactions (the “Confirmation of OTC Warrant Transaction” and together with the Confirmation of OTC Convertible Note Hedge Transaction, the “Confirmations”) with each of Merrill Lynch International, an affiliate of Merrill Lynch & Co., and Wells Fargo Bank, National Association, each of which we refer to as a counterparty. On September 15, 2008, the Company entered into an amendment (each, an “Amendment”) to the Confirmation of OTC Warrant Transaction with each of Merrill Lynch International and Wells Fargo Bank, National Association. The net cost to the Company of these transactions was approximately $98.6 million.
     The Confirmation of OTC Convertible Note Hedge Transaction provides for purchased cash-settled call options that have an exercise price equal to the conversion price of the notes and will cover approximately 43.2 million shares of the Company’s common stock, subject to anti-dilution adjustments substantially similar to the anti-dilution adjustments for the Notes. The Confirmation of OTC Warrant Transaction provides for the purchase by the counterparties of approximately 43.2 million shares of the Company’s common stock, subject to customary anti-dilution adjustments. The warrants may not be exercised prior to the maturity of the Notes. These transactions are generally expected to have the economic effect on the Company of increasing the conversion reference price of the notes to approximately $20.00 per share.
     If the market price per share of the Company’s common stock at the time of cash conversion of any Notes is above the strike price of the purchased call options, the purchased call options will, in most cases, entitle the Company to receive from the counterparties in the aggregate the same amount of cash as it would be required to issue to the holder of the cash converted Notes in excess of the principal amount thereof. Additionally, if the market price of the Company’s common stock at the time of exercise of the sold warrants exceeds the strike price of the sold warrants, the Company will owe the counterparties shares of its common stock.
     A copy of the Confirmation of OTC Convertible Note Hedge Transaction with each of Merrill Lynch International and Wells Fargo Bank, National Association is attached hereto as Exhibit 10.1 and 10.2, respectively. A copy of the Confirmation of OTC Warrant Transaction with each of Merrill Lynch International and Wells Fargo Bank, National Association is attached hereto as Exhibit 10.3 and 10.4, respectively. A copy of the Amendment to the Confirmation of OTC Warrant Transaction with each of Merrill Lynch International and Wells Fargo Bank, National Association is attached hereto as Exhibit 10.5 and 10.6, respectively.
     Amendment to 2007 Additional Confirmation of OTC Warrant Transaction
     On September 9, 2008, the Company entered into an amendment to each of the Confirmation of OTC Warrant Transaction (the “Confirmation Amendment”) and the Additional Confirmation of OTC Warrant Transaction (the “Additional Confirmation

Amendment”), each dated as of March 2, 2007, between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent, pursuant to which the maximum number of shares of common stock of the Company that could possibly be delivered upon settlement of the warrants under such agreements was reduced. Copies of the Warrant Amendment and the Additional Warrant Amendment are attached hereto as Exhibit 10.7 and 10.8, respectively.
     Calculation Agent Agreement
     In connection and concurrently with the execution of the Confirmations, the Company entered into a Calculation Agent Agreement (the “Calculation Agent Agreement”) with Wells Fargo Bank, National Association and Goldman Sachs International, pursuant to which Goldman Sachs International was appointed as calculation agent with respect to the Confirmations entered into with Wells Fargo Bank, National Association. A copy of the Calculation Agent Agreement is attached hereto as Exhibit 10.9.
     The summary of each of the above described documents is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 is incorporated by reference in this Item 2.03.
Item 7.01. Regulation FD Disclosure.
     On September 10, 2008, the Company issued a press release announcing the pricing of its offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.
     On September 15, 2008, the Company issued a press release announcing the closing of its offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated as of September 9, 2008, among the Company, Merrill Lynch & Co. and Goldman, Sachs & Co., as representatives of the several unitial purchasers named therein.

4.1	Indenture, dated September 15, 2008, among the Company, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

10.1	Confirmation of OTC Convertible Note Hedge Transaction, dated September 9, 2008, between the Company and Merrill Lynch International.

Exhibit No.	Description

10.2	Confirmation of OTC Convertible Note Hedge Transaction, dated September 9, 2008, between the Company and Wells Fargo Bank, National Association.

10.3	Confirmation of OTC Warrant Transaction, dated September 9, 2008, between the Company and Merrill Lynch International.

10.4	Confirmation of OTC Warrant Transaction, dated September 9, 2008, between the Company and Wells Fargo Bank, National Association.

10.5
Amendment, dated as of September 15, 2008, to the Confirmation of OTC Warrant Transaction dated as of September 9, 2008 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.6	Amendment, dated as of September 15, 2008, to the Confirmation of OTC Warrant Transaction dated as of September 15, 2008 between the Company and Wells Fargo Bank, National Association.

10.7
Amendment, dated as of September 9, 2008, to the Confirmation of OTC Warrant Transaction dated as of March 2, 2007 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.8
Amendment, dated as of September 9, 2008, to the Additional Confirmation of OTC Warrant Transaction dated as of March 2, 2007 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.9	Calculation Agent Agreement, dated as of September 9, 2008, among Wells Fargo Bank, National Association and Goldman Sachs International.

99.1	Press release of the Company dated September 10, 2008.

99.2	Press release of the Company dated September 15, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: September 15, 2008	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of September 9, 2008, among the Company, Merrill Lynch & Co. and Goldman, Sachs & Co., as representatives of the several unitial purchasers named therein.

4.1	Indenture, dated September 15, 2008, among the Company, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

10.1	Confirmation of OTC Convertible Note Hedge Transaction, dated September 9, 2008, between the Company and Merrill Lynch International.

10.2	Confirmation of OTC Convertible Note Hedge Transaction, dated September 9, 2008, between the Company and Wells Fargo Bank, National Association.

10.3	Confirmation of OTC Warrant Transaction, dated September 9, 2008, between the Company and Merrill Lynch International.

10.4	Confirmation of OTC Warrant Transaction, dated September 9, 2008, between the Company and Wells Fargo Bank, National Association.

10.5
Amendment, dated as of September 15, 2008, to the Confirmation of OTC Warrant Transaction dated as of September 9, 2008 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.6	Amendment, dated as of September 15, 2008, to the Confirmation of OTC Warrant Transaction dated as of September 15, 2008 between the Company and Wells Fargo Bank, National Association.

10.7
Amendment, dated as of September 9, 2008, to the Confirmation of OTC Warrant Transaction dated as of March 2, 2007 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.8
Amendment, dated as of September 9, 2008, to the Additional Confirmation of OTC Warrant Transaction dated as of March 2, 2007 between the Company, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.9	Calculation Agent Agreement, dated as of September 9, 2008, among Wells Fargo Bank, National Association and Goldman Sachs International.

99.1	Press release of the Company dated September 10, 2008.

99.2	Press release of the Company dated September 15, 2008.